Exhibit 99.2

Employers Holdings, Inc.
Fourth Quarter and Full Year 2019
Financial Supplement

February 19, 2020

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

3	Consolidated Financial Highlights

4	Summary Consolidated Balance Sheets

5	Summary Consolidated Income Statements

6-9	Net Income Before Income Taxes by Segment

10	Return on Equity

11	Roll-forward of Unpaid Losses and LAE

12	Consolidated Investment Portfolio

13	Book Value Per Share

14	Earnings Per Share

15	Non-GAAP Financial Measures

16	Description of Reportable Segments

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Years Ended
	December 31,			December 31,
	2019	2018	% change	2019	2018	% change
Selected financial highlights:
Gross premiums written	$143.8	$161.7	(11)%	$696.9	$748.9	(7)%
Net premiums written	142.4	160.4	(11)	691.5	742.8	(7)
Net premiums earned	169.7	183.6	(8)	695.8	731.1	(5)
Net investment income	22.6	21.3	6	88.1	81.2	8
Net income before impact of the LPT(1)	29.6	23.1	28	144.4	126.7	14
Adjusted net income(1)	15.5	43.6	(64)	104.0	136.8	(24)
Net income before income taxes	41.4	30.5	36	193.8	169.5	14
Net income	31.8	25.6	24	157.1	141.3	11
Comprehensive income	29.0	34.4	(16)	236.1	94.2	151
Total assets				4,004.1	3,919.2	2
Stockholders' equity				1,165.8	1,018.2	14
Stockholders' equity including the Deferred Gain(2)				1,302.9	1,167.8	12
Adjusted stockholders' equity(2)				1,237.6	1,181.5	5
Annualized adjusted return on stockholders' equity(3)	5.0%	14.9%	(66)%	8.6%	12.5%	(31)
Amounts per share:
Cash dividends declared per share	$0.22	$0.20	10%	$0.88	$0.80	10%
Earnings per diluted share(4)	0.99	0.77	29	4.83	4.24	14
Earnings per diluted share before impact of the LPT(4)	0.92	0.69	33	4.44	3.80	17
Adjusted earnings per diluted share(4)	0.48	1.31	(63)	3.20	4.11	(22)
Book value per share(2)				37.18	31.08	20
Book value per share including the Deferred Gain(2)				41.55	35.64	17
Adjusted book value per share(2)				39.47	36.06	9
Financial information by Segment(5):
Net income (loss) before income taxes:
Employers	$46.9	$35.5	32%	$208.0	$174.8	19%
Cerity	(4.2)	(2.0)	(110)	(15.6)	(5.7)	(174)
Corporate and Other	(1.3)	(3.0)	57	1.4	0.4	250

(1) See Page 5 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 13 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 10 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 14 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.
(5) See Pages 6-9 for details and Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	December 31, 2019	December 31, 2018
ASSETS
Investments, cash and cash equivalents	$2,933.6	$2,829.7
Accrued investment income	16.4	18.0
Premiums receivable, net	285.7	333.1
Reinsurance recoverable on paid and unpaid losses	539.7	511.1
Deferred policy acquisition costs	47.9	48.2
Deferred income taxes, net	—	26.9
Contingent commission receivable—LPT Agreement	13.2	32.0
Other assets	167.6	120.2
Total assets	$4,004.1	$3,919.2

LIABILITIES
Unpaid losses and LAE	$2,192.8	$2,207.9
Unearned premiums	337.1	336.3
Commissions and premium taxes payable	48.6	57.3
Deferred Gain	137.1	149.6
Notes payable	—	20.0
Other liabilities	122.7	129.9
Total liabilities	$2,838.3	$2,901.0

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$397.0	$389.4
Retained earnings	1,158.8	1,030.7
Accumulated other comprehensive income (loss), net	65.3	(13.7)
Treasury stock, at cost	(455.3)	(388.2)
Total stockholders’ equity	1,165.8	1,018.2
Total liabilities and stockholders’ equity	$4,004.1	$3,919.2

Stockholders' equity including the Deferred Gain (1)	$1,302.9	$1,167.8
Adjusted stockholders' equity (1)	1,237.6	1,181.5
Book value per share (1)	$37.18	$31.08
Book value per share including the Deferred Gain (1)	41.55	35.64
Adjusted book value per share (1)	39.47	36.06

(1) See Page 13 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Years Ended
	December 31,		December 31,
	2019	2018	2019	2018
Revenues:
Net premiums earned	$169.7	$183.6	$695.8	$731.1
Net investment income	22.6	21.3	88.1	81.2
Net realized and unrealized gains (losses) on investments(1)	17.8	(26.4)	51.1	(13.1)
Other income	0.2	0.9	0.9	1.2
Total revenues	210.3	179.4	835.9	800.4
Expenses:
Losses and LAE incurred	(97.6)	(86.9)	(365.9)	(376.7)
Commission expense	(20.4)	(21.2)	(88.1)	(94.2)
Underwriting and general and administrative expenses	(50.9)	(40.4)	(187.5)	(158.5)
Interest and financing expenses	—	(0.4)	(0.6)	(1.5)
Total expenses	(168.9)	(148.9)	(642.1)	(630.9)
Net income before income taxes	41.4	30.5	193.8	169.5
Income tax expense	(9.6)	(4.9)	(36.7)	(28.2)
Net income	31.8	25.6	157.1	141.3
Unrealized AFS investment (losses) gains arising during the period, net of tax(2)	(2.0)	7.8	82.1	(48.5)
Reclassification adjustment for realized AFS investment losses (gains) in net income, net of tax(2)	(0.8)	1.0	(3.1)	1.4
Total Comprehensive income	$29.0	$34.4	$236.1	$94.2
Net income	$31.8	$25.6	$157.1	$141.3
Amortization of the Deferred Gain - losses	(1.8)	(2.1)	(8.9)	(9.9)
Amortization of the Deferred Gain - contingent commission	(0.4)	(0.4)	(1.8)	(2.0)
LPT reserve adjustment	—	—	(1.8)	(2.2)
LPT contingent commission adjustments	—	—	(0.2)	(0.5)
Net income before impact of the LPT Agreement (3)	$29.6	$23.1	$144.4	$126.7
Net realized and unrealized (gains) losses on investments	(17.8)	26.4	(51.1)	13.1
Amortization of intangibles	—	—	—	0.2
Income tax expense (benefit) related to items excluded from Net income	3.7	(5.5)	10.7	(2.8)
Net impact of Federal tax reform	—	(0.4)	—	(0.4)
Adjusted net income (1)	$15.5	$43.6	$104.0	$136.8

(1) Includes $16.3 million and $(27.4) million for the three months ended December 31 2019 and 2018, respectively, and $33.8 million and $(25.6) million of unrealized gains and losses on equity securities and other invested assets for the year ended December 31, 2019 and 2018, respectively.

(2) AFS = Available for Sale securities
(3) See Page 15 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment(1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Year Ended December 31, 2019		(in millions)
Gross premiums written		$696.8	$0.1	$—	$696.9
Net premiums written		691.4	0.1	—	691.5

Net premiums earned	A	695.8	—	—	695.8
Net investment income		84.1	0.3	3.7	88.1
Net realized and unrealized gains on investments		47.7	0.1	3.3	51.1
Other income		0.9	—	—	0.9
Total revenues		828.5	0.4	7.0	835.9

Losses and LAE incurred	B	(378.6)	—	12.7	(365.9)
Commission expense	C	(88.1)	—	—	(88.1)
Underwriting expenses	D	(153.2)	(16.0)	—	(169.2)
General and administrative expenses		—	—	(18.3)	(18.3)
Interest and financing expenses		(0.6)	—	—	(0.6)
Total expenses		(620.5)	(16.0)	(5.6)	(642.1)
Net income (loss) before income taxes		$208.0	$(15.6)	$1.4	$193.8

Underwriting income (loss)	A+B+C+D	$75.9	$(16.0)

Loss and LAE expense ratio:
Current year		65.6%	n/m
Prior years		(11.2)	—
Loss and LAE ratio		54.4	n/m
Commission expense ratio		12.7	n/m
Underwriting expense ratio		22.0	n/m
Combined ratio		89.1%	n/m

n/m - not meaningful
(1) See Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment(1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Year Ended December 31, 2018		(in millions)
Gross premiums written		$748.9	$—	$—	$748.9
Net premiums written		742.8	—	—	742.8

Net premiums earned	A	731.1	—	—	731.1
Net investment income		78.6	—	2.6	81.2
Net realized and unrealized (losses) gains on investments		(13.9)	—	0.8	(13.1)
Other income		1.0	0.2	—	1.2
Total revenues		796.8	0.2	3.4	800.4

Losses and LAE incurred	B	(391.3)	—	14.6	(376.7)
Commission expense	C	(94.2)	—	—	(94.2)
Underwriting expenses	D	(135.0)	(5.9)	—	(140.9)
General and administrative expenses		—	—	(17.6)	(17.6)
Interest and financing expenses		(1.5)	—	—	(1.5)
Total expenses		(622.0)	(5.9)	(3.0)	(630.9)
Net income (loss) before income taxes		$174.8	$(5.7)	$0.4	$169.5

Underwriting income (loss)	A+B+C+D	$110.6	$(5.9)

Loss and LAE expense ratio:
Current year		62.6%	n/m
Prior years		(9.1)	—
Loss and LAE ratio		53.5	n/m
Commission expense ratio		12.9	n/m
Underwriting expense ratio		18.5	n/m
Combined ratio		84.9%	n/m

n/m - not meaningful
(1) See Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment(1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended December 31, 2019		(in millions)
Gross premiums written		$143.8	$—	$—	$143.8
Net premiums written		142.4	—	—	142.4

Net premiums earned	A	169.7	—	—	169.7
Net investment income		21.8	0.1	0.7	22.6
Net realized and unrealized gains on investments		17.4	—	0.4	17.8
Other income		0.1	—	0.1	0.2
Total revenues		209.0	0.1	1.2	210.3

Losses and LAE incurred	B	(99.9)	—	2.3	(97.6)
Commission expense	C	(20.4)	—	—	(20.4)
Underwriting expenses	D	(41.8)	(4.3)	—	(46.1)
General and administrative expenses		—	—	(4.8)	(4.8)
Total expenses		(162.1)	(4.3)	(2.5)	(168.9)
Net income (loss) before income taxes		$46.9	$(4.2)	$(1.3)	$41.4

Underwriting income (loss)	A+B+C+D	$7.6	$(4.3)

Loss and LAE expense ratio:
Current year		65.6%	n/m
Prior years		(6.7)	—
Loss and LAE ratio		58.9	n/m
Commission expense ratio		12.0	n/m
Underwriting expense ratio		24.6	n/m
Combined ratio		95.5%	n/m

n/m - not meaningful
(1) See Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment(1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended December 31, 2018		(in millions)
Gross premiums written		$161.7	$—	$—	$161.7
Net premiums written		160.4	—	—	160.4

Net premiums earned	A	183.6	—	—	183.6
Net investment income		20.4	—	0.9	21.3
Net realized and unrealized losses on investments		(25.1)	—	(1.3)	(26.4)
Other income		0.7	0.2	—	0.9
Total revenues		179.6	0.2	(0.4)	179.4

Losses and LAE incurred	B	(89.4)	—	2.5	(86.9)
Commission expense	C	(21.2)	—	—	(21.2)
Underwriting expenses	D	(33.1)	(2.2)	—	(35.3)
General and administrative expenses		—	—	(5.1)	(5.1)
Interest and financing expenses		(0.4)	—	—	(0.4)
Total expenses		(144.1)	(2.2)	(2.6)	(148.9)
Net income (loss) before income taxes		$35.5	$(2.0)	$(3.0)	$30.5

Underwriting income (loss)	A+B+C+D	$39.9	$(2.2)

Loss and LAE expense ratio:
Current year		62.5%	n/m
Prior years		(13.8)	—
Loss and LAE ratio		48.7	n/m
Commission expense ratio		11.5	n/m
Underwriting expense ratio		18.0	n/m
Combined ratio		78.2%	n/m

n/m - not meaningful
(1) See Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Years Ended
		December 31,		December 31,
		2019	2018	2019	2018

Net income	A	$31.8	$25.6	$157.1	$141.3
Impact of the LPT Agreement		(2.2)	(2.5)	(12.7)	(14.6)
Net realized and unrealized (gains) losses on investments		(17.8)	26.4	(51.1)	13.1
Amortization of intangibles		—	—	—	0.2
Income tax expense (benefit) related to items excluded from Net income		3.7	(5.5)	10.7	(2.8)
Net impact of Federal tax reform		—	(0.4)	—	(0.4)
Adjusted net income(1)	B	$15.5	$43.6	$104.0	$136.8

Stockholders' equity - end of period		$1,165.8	$1,018.2	$1,165.8	$1,018.2
Stockholders' equity - beginning of period		1,160.4	991.2	1,018.2	947.7
Average stockholders' equity	C	$1,163.1	$1,004.7	$1,092.0	$983.0

Stockholders' equity - end of period		$1,165.8	$1,018.2	$1,165.8	$1,018.2
Deferred Gain - end of period		137.1	149.6	137.1	149.6
Accumulated other comprehensive (income) loss, before taxes - end of period		(82.6)	17.3	(82.6)	17.3
Income tax related to accumulated other comprehensive income (loss) - end of period		17.3	(3.6)	17.3	(3.6)
Adjusted stockholders' equity - end of period		1,237.6	1,181.5	1,237.6	1,181.5
Adjusted stockholders' equity - beginning of period		1,231.7	1,165.8	1,181.5	1,003.9
Average adjusted stockholders' equity(1)	D	$1,234.7	$1,173.7	$1,209.6	$1,092.7

Return on stockholders' equity	A / C	2.7%	2.5%	14.4%	14.4%
Annualized return on stockholders' equity		10.9	10.2

Adjusted return on stockholders' equity(1)	B / D	1.3	3.7	8.6	12.5
Annualized adjusted return on stockholders' equity(1)		5.0	14.9

(1) See Page 15 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Years Ended
	December 31,		December 31,
	2019	2018	2019	2018

Unpaid losses and LAE at beginning of period	$2,197.3	$2,233.7	$2,207.9	$2,266.1
Less reinsurance recoverable on unpaid losses and LAE	527.1	511.8	504.4	537.0
Net unpaid losses and LAE at beginning of period	1,670.2	1,721.9	1,703.5	1,729.1
Losses and LAE incurred:
Current year	111.3	115.0	456.1	457.5
Prior years - voluntary business	(11.5)	(25.0)	(77.5)	(65.5)
Prior years - involuntary business	0.1	(0.4)	—	(0.7)
Total losses incurred	99.9	89.6	378.6	391.3
Losses and LAE paid:
Current year	43.1	36.1	106.6	93.0
Prior years	66.7	71.9	315.2	323.9
Total paid losses	109.8	108.0	421.8	416.9
Net unpaid losses and LAE at end of period	1,660.3	1,703.5	1,660.3	1,703.5
Reinsurance recoverable on unpaid losses and LAE	532.5	504.4	532.5	504.4
Unpaid losses and LAE at end of period	$2,192.8	$2,207.9	$2,192.8	$2,207.9
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, LPT Reserve Adjustments, and LPT Contingent Commission Adjustments, which totaled $2.2 million and $2.5 million for the three months ended December 31, 2019 and 2018, respectively, and $12.7 million and $14.6 million for the year ended December 31, 2019 and 2018, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	December 31, 2019				December 31, 2018
Investment Positions:	Cost or Amortized Cost	Net Unrealized Gains	Fair Value	%	Fair Value	%
Fixed maturities	$2,403.3	$82.6	$2,485.9	85%	$2,496.4	88%
Equity securities	162.3	101.1	263.4	9	206.3	7
Other invested assets	28.4	0.7	29.1	1	—	—
Short-term investments	—	—	—	—	25.0	1
Cash and cash equivalents	154.9	—	154.9	5	101.4	4
Restricted cash and cash equivalents	0.3	—	0.3	—	0.6	—
Total investments and cash	$2,749.2	$184.4	$2,933.6	100%	$2,829.7	100%

Breakout of Fixed Maturities:
U.S. Treasuries and Agencies	$86.5	$2.0	$88.5	4%	$117.8	5%
States and Municipalities	458.2	26.3	484.5	19	528.0	21
Corporate Securities	1,038.6	40.4	1,079.0	43	1,090.4	44
Mortgage-Backed Securities	579.1	11.9	591.0	24	545.8	22
Asset-Backed Securities	60.4	0.8	61.2	2	64.5	3
Other	180.5	1.2	181.7	7	149.9	6
Total fixed maturities	$2,403.3	$82.6	$2,485.9	100%	$2,496.4	100%

Weighted average ending book yield	3.3%	3.4%
Average credit quality (S&P)	A+	AA-
Duration	3.3	4.1

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		December 31, 2019	December 31, 2018
Numerators:
Stockholders' equity	A	$1,165.8	$1,018.2
Plus: Deferred Gain		137.1	149.6
Stockholders' equity including the Deferred Gain(1)	B	1,302.9	1,167.8
Accumulated other comprehensive (income) loss, before taxes		(82.6)	17.3
Income tax expense (benefit) related to accumulated other comprehensive (income) loss, before taxes		17.3	(3.6)
Adjusted stockholders' equity(1)	C	$1,237.6	$1,181.5

Denominator (shares outstanding)	D	31,355,378	32,765,792

Book value per share(1)	A / D	$37.18	$31.08
Book value per share including the Deferred Gain(1)	B / D	41.55	35.64
Adjusted book value per share(1)	C / D	39.47	36.06

Cash dividends declared per share		$0.88	$0.80

YTD Change in:(2)
Book value per share		22.5%	9.7%
Book value per share including the Deferred Gain		19.1	6.9
Adjusted book value per share		11.9	19.7

(1) See Page 15 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change per share after taking into account dividends declared in the period.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Years Ended
		December 31,		December 31,
		2019	2018	2019	2018
Numerators:
Net income	A	$31.8	$25.6	$157.1	$141.3
Impact of the LPT Agreement		(2.2)	(2.5)	(12.7)	(14.6)
Net income before impact of the LPT (1)	B	$29.6	$23.1	$144.4	$126.7
Net realized and unrealized (gains) losses on investments		(17.8)	26.4	(51.1)	13.1
Amortization of intangibles		—	—	—	0.2
Income tax expense (benefit) related to items excluded from Net income		3.7	(5.5)	10.7	(2.8)
Net impact of Federal tax reform		—	(0.4)	—	(0.4)
Adjusted net income (1)	C	$15.5	$43.6	$104.0	$136.8

Denominators:
Average common shares outstanding (basic)	D	31,700,259	32,926,984	32,120,578	32,884,828
Average common shares outstanding (diluted)	E	32,120,929	33,390,486	32,539,718	33,311,337

Earnings per share:
Basic	A / D	$1.00	$0.78	$4.89	$4.30
Diluted	A / E	0.99	0.77	4.83	4.24

Earnings per share before impact of the LPT:(1)
Basic	B / D	$0.93	$0.70	$4.50	$3.85
Diluted	B / E	0.92	0.69	4.44	3.80

Adjusted earnings per share:(1)
Basic	C / D	$0.49	$1.32	$3.24	$4.16
Diluted	C / E	0.48	1.31	3.20	4.11

(1) See Page 15 for information regarding our use of Non-GAAP Financial Measures.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 5 for calculations) is net income excluding the effects of the LPT Agreement, net realized and unrealized gains and losses on investments (net of tax), net impact of Federal tax reform, and amortization of intangible assets (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 13 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 13 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 10 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 13 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income before impact of the LPT (see Page 5 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.

Description of Reportable Segments
The Company has recently made changes to its corporate structure, mainly involving the launch and further development of a new digital insurance platform offered under the Cerity brand name (Cerity), resulting in changes to its reportable segments. As of December 31, 2019, the Company has determined that it has two reportable segments: Employers and Cerity. Each of these segments represents a separate and distinct underwriting platform through which the Company conducts insurance business.
The nature and composition of each reportable segment and its Corporate and Other activities are as follows:

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The Employers segment is defined as traditional business offered through the EMPLOYERS brand name (Employers) through its agents, including business originated from its strategic partnerships and alliances;

•	The Cerity segment is defined as business offered under the Cerity brand name, which includes the Company's direct-to-customer business; and

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Corporate and Other activities consist of those holding company expenses that are not considered to be underwriting in nature, the financial impact of the LPT agreement and legacy (pre-acquisition) business assumed and ceded by Cerity Insurance Company.  These expenses are not considered to be part of a reportable segment and are not otherwise allocated to a reportable segment.

Prior to December 31, 2019, the Company operated under a single reportable segment and presented its Combined Ratio on that basis. In light of its change in reporting segments, the Company now presents a separate Combined Ratio for each of its reporting segments.
All periods prior to December 31, 2019 have been conformed to the current presentation.